EXHIBIT 32.1

LITTELFUSE, INC.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (“the Company”) does hereby certify that:

The Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended October 1, 2016 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gordon Hunter	/s/ MEENAL A. SETHNA
Gordon Hunter	Meenal A. Sethna
Chairman, President and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer

Dated: November 4, 2016	Dated: November 4, 2016